UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, District of Columbia 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 1, 2017

Teladoc, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37477	04-3705970
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Manhattanville Road, Suite 203
Purchase, New York	10577
(Address of Principal Executive Offices)	(Zip Code)

(203) 635-2002

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the

Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2

of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section

13(a) of the Exchange Act. ☐

Item 2.02.Results of Operations and Financial Condition.

On November 1, 2017, Teladoc, Inc. (the “Company”) issued a press release relating to its financial results for the third quarter of 2017. A copy of the press release, which is incorporated by reference herein, is attached hereto as Exhibit 99.1.

The foregoing information (including the exhibit set forth in Item 9.01 hereto) is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Item 9.01.Financial Statements and Exhibits.

(d)Exhibits.

Exhibit No.	Description
99.1*	Teladoc, Inc. press release, dated November 1, 2017.

      * Furnished herewith.

INDEX TO EXHIBITS

ove
Exhibit No.	Description
99.1*	Teladoc, Inc. press release, dated November 1, 2017.

      * Furnished herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELADOC, INC.

Date: November 1, 2017
	By:	/s/ Adam C. Vandervoort

	Name:	Adam C. Vandervoort

	Title:	Chief Legal Officer and Secretary